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                                                              EXHIBIT 10.31.2






                                   FORM OF

                             AMENDMENT NO. 1 TO THE
                       MANAGEMENT STOCKHOLDER'S AGREEMENT

               (EXECUTIVES OTHER THAN O'NEILL, WALSH AND SPEAR)



     This Amendment No. 1 to the Management Stockholder's Agreement (this "Agreement") is entered into as of ________________________ between KEEBLER FOODS COMPANY, a Delaware corporation (the "Company"), and
 _____________________ (the "Investor") (the Company and the Investor being hereinafter collectively referred to as the "Parties").


                                    RECITALS

     Certain stockholders of the Company ("Selling Stockholders") propose to sell a portion of their shares of the Company's common stock (the "Common Stock") in an initial public offering under a Registration Statement on Form S-1 (File No. 333-42075) filed with the Securities and Exchange Commission (the "IPO"). In such connection the Company (formerly INFLO Holdings Corporation) and the Investor, who are parties to the Management Stockholders' Agreement ("Original Agreement"), dated [___________, 1996], agree to amend the Original Agreement as follows:


                                    AGREEMENT

         1. Upon the occurrence of the event described in Section 3 of this Agreement:

                  (a)    Sections 3, 5, 6, 7, 8, 11, 12, 15, 18, 21, 23, and 25
                         of the Original Agreement are hereby deleted in their entirety and are of no further force or effect.

                  (b) Section 10 of the Original Agreement is hereby amended by deleting said section in its entirety and in lieu thereof, the Investor shall be entitled to the "incidental registration rights" set forth on Annex A hereto.

                  (c) The Investor's rights under the Sales Participation Agreement dated as of May 10, 1996 are hereby terminated and such termination is affirmed and acknowledged by the signatures of Flowers Industries, Inc. and Artal Luxembourg S.A. on this Amendment No. 1.





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                  (d)    Section 2(e) of the Original Agreement is hereby
                         amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 2(e), reading as set forth on Annex B hereto.

                  (e) Section 4 of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 4, reading as set forth on Annex C hereto.

                  (f) Section 22 of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 22, reading as set forth in Annex D hereto.

                  (g) Section 25 of the Original Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof a new Section 25, reading as set forth in Annex E hereto.

                  (h) Section 26(a) of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 26(a), reading as set forth on Annex F hereto.

         2. The Investor hereby acknowledges that the managing underwriters of the IPO have advised the Company that in their view no shares of the Investor may be registered in the IPO without an adverse effect on the offering and, thus, pursuant to Section 10(c)(ii) of the Original Agreement (prior to the effectiveness of the amendment contained in Section 1(b) above), the Investor may not register any shares in the IPO. Accordingly, the Investor has no "piggyback registration rights" (including, not by way of limitation, any rights to notice) in connection with the IPO, including, not by way of limitation, any rights which are pursuant to Section 10 of the Original Agreement. The Investor further acknowledges that pursuant to Section 2(e) of the Original Agreement (prior to the effectiveness of the amendment contained in Section 1(d) above) that he is bound by the holdback period required by the managing underwriters of the IPO.

         3. The terms and provisions of Section 1 of this Agreement will not be effective until the sale of Common Stock pursuant to an IPO.





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                     IN WITNESS WHEREOF, the Parties have executed this
Agreement as of the date first above written.


                                        KEEBLER FOODS COMPANY


                                        By:__________________________________
                                             Name:
                                             Title:




                                        _____________________________________
                                        [Investor]
                                        Address


As to Paragraph 1(c) and 1(d) only
Affirmed and Acknowledged



___________________________________
Flowers Industries, Inc.



___________________________________
Artal Luxembourg S.A.

As to Paragraph 1(e) only
Affirmed and Acknowledged



___________________________________
Flowers Industries, Inc.


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                                     ANNEX B

                              REVISED SECTION 2(e)


(e) The parties acknowledge that pursuant to the provisions of Annex A of that certain Stock Purchase Agreement among Flowers Industries, Inc., Artal Luxembourg A.A. ("Artal") and the Company, Artal has certain demand registration rights (the "Registration Rights"). The Purchaser agrees that subsequent to the closing of the initial public offering under Registration Statement on Form S-1 (File No. 333-42075) filed with the Securities and Exchange Commission (the "IPO"), if any shares of the capital stock of the Company are offered to the public pursuant to Artal's exercise of the Registration Rights in an underwritten public offering under an effective registration statement under the Act (a "Subsequent Public Offering"), the Purchaser will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement (a "Holdback") within 10 days prior to, or within such time period after, the effective date of such registration statement as the managing underwriter of such Subsequent Public Offering shall advise the Company is necessary to complete such Subsequent Public Offering in an effective manner, unless otherwise agreed to in writing by the Company; provided, however, that if Purchaser is not selling any shares of Stock in the IPO or in such Subsequent Public Offering the following shall apply:

            (i) If Purchaser is not a member on the Executive Committee of the management of the Company at the time of such Subsequent Public Offering, Purchaser shall not be subject to a Holdback.

            (ii) Subject to the Company not being otherwise restricted as a matter of law, for a period of six months after the initial 180 day holdback period of the IPO, if Purchaser is subject to such initial holdback, Purchaser may require the Company to repurchase his stock at the Market Price (as defined in subsection (vi) below) during any Holdback period to which he is subject in a Subsequent Public Offering during such six months, subject to the limitations set forth in subsection
                   (vii) below. Furthermore, if the initial holdback period of the IPO is ultimately less than 180 days then the Company shall not be required to repurchase shares during the Holdback period of the Subsequent Public Offering until all such Holdback periods exceed an aggregate total of 180 days during the twelve-month period.

            (iii) If Purchaser is subject to this Section 2(e), Purchaser will only be required to be subject to a Holdback in a Subsequent Public Offering in excess of 90 days upon written advice of the managing underwriter that a Holdback of 90 days or less would be materially detrimental to the Subsequent Public Offering.



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            (iv)   After the twelve-month period referred to in subsection (ii)
                   above and upon the written advice per subsection (iii) above, if there is more than one Subsequent Public Offering in a twelve-month period and the managing underwriter requires a Holdback from Purchaser subject to this Section 2(e) in excess of 90 days, subject to the Company not being otherwise restricted as a matter of law, Purchaser may require the Company to repurchase his shares at the Market Price during the post- 90 day period of the Holdback period, subject to the limitation set forth in subsection (vii) below.

            (v) Notwithstanding the foregoing, Purchaser may not require the repurchase of his shares, if Purchaser is selling shares in the Subsequent Public Offering in which he is subject to a Holdback.

            (vi) For purposes of this Section 2(e), "Market Price" shall mean the closing trading price of the Company's Common Stock on the New York Stock Exchange (or if such shares are not traded on the New York Stock Exchange, the closing trading price for a share of such security on the principal national securities exchange or on the Nasdaq Stock Market on which such securities are listed) on the day that the Company receives notice from the Purchaser (or the next succeeding trading day if such day is not a trading day) that he is exercising his rights to require the Company to repurchase his shares pursuant to subsections (ii) or (iv) above.

            (vii) (A) The maximum aggregate buyback by the Company during all Holdback periods caused by Artal's exercise of the Registration Rights for all repurchases from Purchaser and all Other Purchasers shall be the greater of (1) one percent (1%) of the outstanding shares of the Company immediately after the closing of the IPO or (2) an aggregate purchase obligation by the Company of $25 million, and (ii) a maximum buyback from the Purchaser during all such Holdback periods shall be no more than 20% of (1) the shares of the Company owned by the Purchaser as of the closing of the IPO, plus (2) the shares for which Purchaser has Options under the Non-Qualified Stock Option Agreement (specifically excluding any options granted under any other option plans that the Company has or may adopt.)

            (viii) In order to exercise his rights to require the Company to purchase shares pursuant to subsection (ii) or (iv) above, Purchaser shall deliver, by hand or facsimile, to the General Counsel of the Company, at the address set forth in Section 25(a), the following notice:

                        "Pursuant to Section 2(e) of that certain Management Stockholder's Agreement, between Keebler Foods Company (the "Company") and the


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                        undersigned,the undersigned requests that the Company
                        purchase from the undersigned ____ shares of stock of the Company.


                                                  By:_______________________
                                                  Date:_____________________"



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                                     ANNEX C

                                REVISED SECTION 4


         4.    Right of First Refusal.

               Except for transfers permitted by clauses (x), (y) and (z) of
Section 2(a), if at any time after the IPO the Purchaser desires to transfer any or all of his shares of Stock, the Purchaser shall notify the Company and Flowers Industries, Inc. ("Flowers") in writing of his wish to make such transfer (the "Offer"). The Purchaser's notice shall contain an irrevocable offer to sell such shares of Stock to the Company and Flowers (in the manner set forth below) at a purchase price equal to the average of the closing trading prices of the Company's Common Stock on the New York Stock Exchange (or if such shares are not traded on the New York Stock Exchange, the closing trading prices of such security on the principal national securities exchange or the Nasdaq Stock Market on which such securities are listed) on the day that the Company and Flowers receives the Offer and on the day that the Company or Flowers accepts the Offer (or the next succeeding trading day if either such day is not a trading day) (the "Average Market Price"). At any time within the next succeeding business day after the date of the receipt by the Company and Flowers of the Purchaser's notice, the Company and Flowers shall have the right and option to purchase, or to arrange for a third party to purchase, any or all of the shares of Stock covered by the Offer, by notifying the Purchaser. The purchase of the shares shall be effectuated within 3 business days by delivering a certified bank check or checks in the appropriate amount to the Purchaser at the principal office of the Company against (i) delivery of certificates or other instruments representing the shares of the Stock so purchased, appropriately endorsed by the Purchaser or (ii) such other instructions to transfer such shares from an account held by Purchaser to accounts designated by Flowers or the Company, as appropriate. If by 11:59 p.m. of the end of such next succeeding business day, neither the Company nor Flowers has accepted the Offer in the manner set forth above, the Purchaser may, during the succeeding 30 day period, transfer any or all of the shares of Stock covered by the Offer. If, at the end of the 30 day period, the Purchaser has not completed the transfer of such shares of the Stock as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of the Stock. If the Offer is accepted, Flowers shall have the first right to purchase the shares covered by the Offer, and then the Company shall have the right to purchase any shares not purchased by Flowers. Notwithstanding the foregoing, the Purchaser shall not be required to sell shares pursuant to this Section 4 if such sale would have the result of not being treated as a distribution in part or full payment in exchange for stock pursuant to Section 302 of the Internal Revenue Code of 1986, as amended; provided, however, the parties also acknowledge that Flowers would still have the right to purchase the shares if such favorable tax treatment would result from its purchase in lieu of a purchase by the Company. No transfer of any shares in violation of this
Section 4 shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect. In order to notify Flowers and the


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Company of the Offer, Purchaser shall give the following notice to each of them, by hand delivery or facsimile, to the General Counsels of each of them at the addresses set forth in Section 25(a):

                    "Pursuant to Section 4 of that certain Management Stockholder's Agreement, between Keebler Foods Company (the "Company") and the undersigned, the undersigned hereby notifies you of its irrevocable Offer (as defined in said Section) to sell to either the Company or Flowers Industries, Inc. ___ shares of stock of the Company.


                                                   By:______________________
                                                   Date:____________________"

In order to accept the Offer, either Flowers or the Company shall either orally notify the Purchaser of its acceptance (and shall deliver the following notice as soon as practicable thereafter) or shall deliver the following notice to the Purchaser at the address set forth in Section 25(b):

                    "Pursuant to Section 4 of that certain Management Stockholder's Agreement, between Keebler Foods Company (the "Company") and you, the undersigned has accepted your Offer to purchase ____ shares of stock of the Company.

                                                   By:_________________________
                                                      [Flowers Industries, Inc.]
                                                      [Keebler Foods Company]
                                                   Date:_______________________"


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                                     ANNEX D

                               REVISED SECTION 22

          22. Applicable Law.

                 The laws of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Company, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the States of Delaware or Illinois, as the Company may elect in its sole discretion, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints The Corporation Trust Company, at its office in Chicago, Illinois or Wilmington, Delaware, as the case may be, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 25 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the States of Delaware or Illinois, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the States of Delaware or Illinois, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such court for the purpose of any such suit, action or proceeding.




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                                     ANNEX E

                               REVISED SECTION 25


          25. Notices.

                 All notices and other communications provided for herein (except for the notices set forth in Sections 2(e) and 4, in which case the terms of such Sections shall govern), shall be in writing and shall be deemed to have been duly given if delivered by hand (or by overnight courier or facsimile), to the Party to whom it is directed:

                (a)  If to the Company, to it at the following address:

                               Keebler Foods Company
                               677 Larch Avenue
                               Elmhurst, Illinois 60126
                               Attn: Chief Executive Officer
                               Fax No.:_____________________

                     with copies to:

                               The General Counsel of the Company
                               at the above address.

                     and to:

                               Flowers Industries, Inc.
                               1919 Flowers Circle
                               Thomasville, GA 31757
                               Attn: General Counsel
                               Fax No.:_____________________

                (b) If to the Purchaser, to him at the address set forth below under his signature;

                      or at such other address as either party shall have specified by notice in writing to the other.



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                                     ANNEX F


                              REVISED SECTION 26(a)

(a) In consideration of the Company entering into this Agreement with the Purchaser, the Purchaser hereby agrees effective as of the Purchase Date, for so long as the Purchaser is employed by the Company or one of its subsidiaries (the "Noncompete Period"), the Purchaser shall not, directly or indirectly, engage in the production, sale or distribution of any food product produced, sold or distributed by the Company or its subsidiaries on the date hereof or during the Noncompete Period (except for a food product that the Company only packages under a copacking arrangement) anywhere in North America where the Company or its subsidiaries is doing business other than through the Purchaser's employment with the Company or any of its subsidiaries. The Noncompete Period shall be extended beyond the termination of the Purchaser's employment with the Company or its subsidiaries for up to the earlier of (i) the third anniversary of the IPO or (ii) an additional one year period from the date of termination of employment, so long as the Company continues to make payments to which Purchaser is entitled subsequent to his termination under his Employment and Severance Agreement with the Company, dated _____________, 1998, at the times and in the amounts set forth therein; provided, however, that if Purchaser is not entitled to payments under such Employment and Severance Agreement because (i) Purchaser's employment is terminated by the Company for Cause (as defined in such agreement) or (ii) Purchaser voluntarily terminates his employment with the Company for other than Good Reason (as defined in such agreement), then the non-compete provisions of this Section 26(a) shall still apply. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, joint venturer or otherwise, and shall include any direct or indirect participation in such enterprise as a consultant, licensor of technology or otherwise.




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